Semiannual Report

                              TAX-EFFICIENT FUNDS
                                ---------------
                                AUGUST 31, 2001
                                ---------------

[LOGO]

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Tax-Efficient Funds

 .    Stocks declined and the economy weakened in the six-month period ended
     August 31, 2001. Municipal bonds generated strong gains.

 .    Value stocks substantially outperformed growth, but the performance of each fund's equity portfolio compared favorably to other growth portfolios.

 .    The Tax-Efficient Balanced Fund outpaced its Lipper peer group average in the last six months. The fund trailed both of its benchmarks in the last year.

 .    The Tax-Efficient Growth Fund fared better than its Lipper benchmark but was weaker than the S&P 500 in both periods.

 .    The Tax-Efficient Multi-Cap Growth Fund outperformed its benchmark significantly in the last six months and since the fund's inception at the end of 2000.

 .    Municipal bonds should fare well in a continuing weak economy; additional interest rate cuts should set the stage for better stock market and economic performance next year.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Despite aggressive interest rate reductions by the Federal Reserve, stocks declined and the economy weakened during the six months ended August 31, 2001. In contrast, municipal bonds generated strong gains as investors sought the relative safety of fixed-income securities. The Tax-Efficient Funds posted negative absolute returns during the period; performance relative to their benchmarks was encouraging, considering our focus on out-of-favor growth stocks.


MARKET ENVIRONMENT

------------------------------
MUNICIPAL BOND AND NOTE YIELDS
--------------------------------------------------------------------------------


                                     [GRAPH]

                    30 Year AAA          5 Year AAA           1 Year Moody's
                 General Obligation  General Obligation  Investment Grade 1 Note
--------------------------------------------------------------------------------
  8/31/00                 6                     4                      4
  9/30/00                 6                     5                      4
 10/31/00                 6                     4                      4
 11/30/00                 5                     4                      4
 12/31/00                 5                     4                      4
  1/31/01                 5                     4                      3
  2/28/01                 5                     4                      3
  3/31/01                 5                     4                      3
  4/30/01                 5                     4                      3
  5/31/01                 5                     4                      3
  6/30/01                 5                     4                      3
  7/31/01                 5                     4                      3
  8/31/01                 5                     3                      2


Economic news was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth. One aftermath of the September 11 terrorist attacks is that the economy probably entered a recession.

The Federal Reserve was quick to respond to the economy's weakness, and benign inflation gave the Fed significant freedom to cut rates aggressively. Since the beginning of the year, the Fed slashed the federal funds target rate from 6.5% to 3.5%. (After our reporting period, the Fed lowered the fed funds rate to 3% on September 17.)

The devastating attack on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by it.

Please check the Outlook section of this letter for our views on how the attack is likely to affect the financial markets.

Typically, stocks rise when rates decline, but that has not been the case thus far in 2001. The market's rally attempt in April and May was cut short by frequent reminders of the economy's weakness. Corporations repeatedly warned that earnings would be weaker than expected, and economic data gave no clear indications that an upturn was imminent. Although value stocks held up well, the broad-based Standard & Poor's 500 Stock Index dropped nearly 8% in the last six months due to weakness in technology, telecommunications, and other growth stocks.

Municipal bond prices rose in the last six months, and yields declined to levels last seen in late 1998 and early 1999. (Bond prices and interest rates move in opposite directions.) Even though supply nationwide was up by 40% over last year, increased demand from investors fleeing equity market volatility pushed bond prices higher. The Lehman Brothers Municipal Bond Index, a benchmark for the performance of the municipal bond market, returned 4.76% in the six months ending August 31.

High-yield municipal securities, which ordinarily decline when the economy weakens, performed very well in the last six months. As interest rates declined, investors were drawn to bonds with higher yields and lower credit quality. As a result, credit spreads--the differences between yields on bonds with particular credit ratings--narrowed.


INVESTMENT PHILOSOPHY

We invest in growth stocks with strong prospects that are market leaders within their niches, and our portfolios are well diversified. Our investment approach is very stable. The Tax-Efficient Balanced and Tax-Efficient Growth Funds invest primarily in large-cap stocks, while the Tax-Efficient Multi-Cap Growth Fund invests primarily in mid-cap stocks. We strive to build the best buy-and-hold portfolios, and minimize capital gain distributions by having a longer-term perspective.

Since we plan to own our stocks for a long time, we focus on companies with strong, sustainable market positions and high returns on capital, and generally avoid slower-growing, less profitable, and higher-yielding companies. A sustainable high return on capital is one of our key criteria. An equity portfolio with a relatively low yield helps reduce your tax burden, since dividends are taxed as ordinary income.

Great companies are not necessarily great stocks--those with attractive growth prospects must be purchased at reasonable valuations. We make new purchases opportunistically, directing new cash flows and proceeds of sales to sectors that offer the best combination of growth potential and attractive valuations. Though we add new positions opportunistically, we do not trade opportunistically nor rotate from sector to sector in an effort to capture short-term outperformance. Nonetheless, we believe investors need not sacrifice returns for the sake of tax efficiency. We expect the funds' pretax performance to be fully competitive with the pretax results of competing funds over the long term. To date, this hypothesis has proven to hold true.

We keep our cash position low and the funds almost fully invested, since we believe that successful market timing is nearly impossible. We do not spend undue time worrying about short-term performance or trying to forecast the direction of the market. That frees us to consider investments beyond those that do not appear to have a near-term catalyst for appreciation. We will purchase those that meet our criteria even though it may be evident that time and patience will be required before the investment pays off. It is important to note, therefore, that performance over short time periods will often deviate, both positively and negatively, from that of competing funds more focused on pretax returns.

Our funds have been highly tax-efficient because we actively "harvest" our losses while letting our winners run. We sell investments that have declined to realize tax losses on your behalf. By doing so, the funds build up tax-loss carryforwards that can be used to offset future gains. Selling losers is also a good investment discipline and provides a cooling-off period during which we reassess our investment hypothesis and evaluate whether or not the security is worthy of repurchase. We tend not to realize gains unless a company's long-term outlook has deteriorated materially. Investors who focus on pretax returns tend to trade frequently and thus incur large capital gains liabilities. We do not believe frequent traders can outperform the market on an after-tax basis. Moreover, few understand the costs associated with their frenetic trading.

The equity portfolios for the Tax-Efficient Balanced Fund and the Tax-Efficient Growth Fund are more growth oriented than the S&P 500 (and many other large-cap growth funds) as illustrated by the portfolio characteristics tables that appear in the performance discussion of each fund. However, our approach is less aggressive than that of the average growth fund. We have higher return on capital than the S&P 500 and other large-cap growth funds. The funds have a modestly higher anticipated long-term growth rate and a lower yield than the S&P
500. The beta (a measure of volatility) of the Tax-Efficient Balanced Fund's equity portfolio (1.06) is in line with other growth funds (1.08), but modestly higher than the S&P 500's (1.00). The beta of the Tax-Efficient Growth Fund (1.03) is slightly lower than that of other growth funds, but modestly higher than the S&P 500's. The fund's P/E ratio is consistent with that of other growth funds.

Besides our tax-efficient strategy, what sets the Tax-Efficient Multi-Cap Growth Fund apart from most mid- and small-cap funds is that we will not sell successful investments simply because they have grown too big. Most small- and mid-cap funds are forced to do that to remain true to their stated investment strategies. The unfortunate side effect of this focus on pretax returns, however, is that these fund managers end up selling some of their best investments. Companies that grow into large-caps or are acquired by larger companies have to be sold, and fund shareholders then pay taxes on the resulting massive capital gains distributions. Our fund will not engage in this activity. We will make our decisions based on the investment merits of each company.

As many of the multi-cap fund's holdings grow, hopefully, into larger companies over time, we will seek to maintain the fund's mid-cap orientation by continuing to direct our new purchases to mid- and small-cap companies. The fund is well diversified as it invests in more than 230 companies. Our large number of holdings takes into account the fact that smaller companies are earlier in their life cycles than larger ones, and thus a higher failure rate can be expected. We will eliminate those who falter and reinvest the proceeds into companies with stronger prospects.


INVESTMENT STRATEGY

The ongoing slide in the equity market continues to create excellent long-term investment opportunities. A recurring theme in our investment style is to focus on good long-term businesses that are facing transient issues and have been abandoned by short-term investors. Great companies at attractive valuations are a powerful combination.

Media stocks, which have been hurt by the slowing economy and weak advertising, became more attractive in the last six months, so we increased positions in bellwethers Viacom, Disney, and AOL Time Warner in our large-cap funds. In the Tax-Efficient Multi-Cap Growth Fund, which focuses on smaller companies, we added religious radio broadcaster Salem Communications and purchased additional shares of Gemstar TV Guide, which has a strong patent portfolio for interactive program guides and publishes TV Guide magazine.

Pharmaceutical shares, which are traditionally considered defensive investments during economic downturns because they tend to have steady earnings, have been under pressure for most of this year, partially because the FDA has delayed or rejected several new drug applications. We still see great long-term value in the sector; in response, we purchased additional shares of Schering-Plough and American Home Products and added Baxter International to the large-cap portfolios.

Regarding the beleaguered technology sector, we believe that it is now fairly valued, and we are bullish on the sector's long-term prospects. For that reason, technology remained one of the largest sectors in each of the Tax-Efficient Funds in the last six months.


TAX-EFFICIENT BALANCED FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


Periods Ended 8/31/01                                   6 Months     12 Months
--------------------------------------------------------------------------------
Tax-Efficient Balanced Fund                              -1.98%       -10.81%
Lipper Balanced Funds Average                            -3.34         -9.02
Combined Index Portfolio *                               -1.30         -7.54

* An unmanaged portfolio of 48% stocks (S&P 500 Stock Index) and 52% bonds (Lehman Municipal Bond Index).


Your fund returned -1.98% and -10.81% in the 6- and 12-month periods ending August 31, reflecting declines in our stock holdings that were partially offset by strength in our municipal bond positions. As shown in the table, the fund outperformed the Lipper peer group average in the last six months but lagged the combined index benchmark. Performance trailed both benchmarks over the past 12 months.

Results in both periods were driven primarily by the sharp decline in growth stocks, which have been the focus of our equity portfolio since inception and will continue to be. Our tax-exempt bonds performed well in both an absolute and relative sense, outperforming the Lehman Municipal Bond Index in both periods. Since its inception on

June 30, 1997, the fund has substantially outperformed its peers as well as the index benchmark. In cumulative terms, the fund returned 43.64% versus 29.80% for the average balanced fund and 35.34% for the combined index portfolio.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
Tax-Efficient Balanced Fund

                                     [GRAPH]

                   International Stocks                  1%
                   Mid- and Small-Cap Stocks             3%
                   Large-Cap Stocks                     43%
                   Other and Reserves                    1%
                   Investment-Grade Municipal Bonds     49%
                   Noninvestment-Grade Municipal Bonds   3%

Based on net assets as of 8/31/01.

The equity portion of the fund's portfolio (47% of assets as of August 31) is composed of some of the world's finest companies, as measured by returns on equity and sustainable profitability. The performance of our equity portfolio compared favorably with other growth portfolios. Though value stocks have substantially outperformed growth stocks over the last 18 months, we do not believe in market timing or style shifting. The long-term prospects for growth stocks remain excellent, and any attempt to chase short-term performance would result in unwelcome tax liabilities and transaction costs for our shareholders.

We remain committed to a growth style given our longer-term objectives. It is inevitable that there will be periods when value outperforms growth. These periods are unpredictable, and those who try to base an investment strategy on trying to guess which style is in vogue will be as successful as those attempting to time the equity market. Our strategy of buying good businesses at reasonable or favorable prices is the best one for taxable investors.

Although performance was negative in the last six months, we are encouraged that our strategy and stock selection helped the equity portfolio outperform the average growth fund. The technology sector remains our largest position, and strength in our semiconductor stocks such as Analog Devices and Texas Instruments boosted relative performance. Our lack of exposure to the weak energy sector, along with good stock selection and overweighting the consumer nondurable sector, also aided results relative to other growth funds. Representative consumer nondurable holdings include Pepsi, Wrigley, Avon, and Anheuser-Busch. They are good examples of quality long-term growth stocks that we were able to purchase when they were out of favor.

Overweighting and poor stock performance in the financial sector hurt results versus the average growth fund, as value-oriented financials outperformed. Higher-quality holdings such as Mellon Financial, American Express, and Citigroup were among our top detractors. Although Johnson & Johnson was one of our best holdings, stock selection was weak in health care relative to the average growth fund. We prefer the pharmaceutical stocks, which have struggled lately, over the health care service stocks, which have done better.

--------------------------------
EQUITY PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

                                                   Tax-Efficient
As of 8/31/01                                      Balanced Fund      S&P 500
--------------------------------------------------------------------------------
Earnings Growth Rate
Past 5 Years                                             16.2%          13.9%
Estimated Next 5 Years*                                  15.1           14.3
Profitability - Return on
Equity Latest 12 Months                                  25.1           22.5
Dividend Yield on Stocks                                  0.9            1.4
P/E Ratio (Based on Next
12 Months' Estimated Earnings)                           25.0X          21.3X
Market Capitalization (mil)                          51,540.1       55,104.3

* Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.


The bond component of our portfolio performed well largely because of our longer duration posture (6.7 years versus 5.6 years for the Lehman Brothers Municipal Bond Index as of August 31), which gave us an advantage as interest rates fell. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations.

A fund with a six-year duration would rise about 6% in price in response to a one-percentage-point fall in interest rates, and vice versa.) In addition, the lower-quality, higher-yielding component of the portfolio (3% of assets) posted stellar six-month returns as yields fell and credit spreads compressed.

During the period, we emphasized longer-term bonds to lock in the higher income for a longer period. This part of the yield curve increased in attractiveness as the economy weakened. Longer-term bonds, particularly those with low coupons, were excellent performers for the fund. Our overall bond exposure slipped from 54% to 53% of assets since the end of February, as we shifted some assets to equities, namely media stocks (as mentioned in the Investment Strategy section). Within the bond portfolio, we trimmed our dedicated tax revenue and water and sewer revenue positions in favor of electric revenue bonds and, to a lesser extent, industrial and pollution control revenue securities.

Your fund's tax efficiency ratio (after-tax returns divided by pretax returns) since inception has been nearly 99%. The only taxable distributions we have made have been dividends on our stock holdings. (We do not anticipate a capital gain distribution at the end of this year.) Accordingly, our performance versus the benchmarks looks better on an after-tax basis than on a pretax basis. The fund has built up a tax-loss carryforward equivalent to 3.7% of net assets. This is a valuable resource that can be used in the future to offset capital gains that the fund may incur so that they are not passed on to you.

TAX-EFFICIENT GROWTH FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 8/31/01                                6 Months      12 Months
--------------------------------------------------------------------------------
Tax-Efficient Growth Fund                             -9.63%        -27.10%
Lipper Large-Cap
Growth Funds Average                                  -15.16        -41.96
S&P 500 Stock Index                                   -7.97         -24.39

Your fund returned -9.63% and -27.10% in the 6- and 12-month periods ending August 31, as shown in the table, reflecting the generally weak environment for growth stocks. In both periods, the fund underperformed the S&P 500 Stock Index but held up much better than its new peer group category, the Lipper Large-Cap Growth Funds Average. Lipper recently reclassified the fund from a "core" to a "growth" fund, which better reflects the fact that we focus on growth stocks rather than a balance of growth and value stocks. (The Lipper Large-Cap Core Funds Average returned -9.18% and -25.01% in the 6- and 12-month periods ended August 31, respectively.) While the fund is slightly more growth oriented than the average core fund and the S&P 500, it is much less aggressive than the average large-cap growth fund, and this is reflected in our performance.

Our longer-term relative performance is quite favorable. Since the fund's inception on July 30, 1999, the fund's -8.00% cumulative return was better than -20.47% for the Lipper benchmark and -12.49% for the S&P 500.

While no one enjoys significant losses, we think our strategy of focusing on quality growth stocks has been reaffirmed during this difficult period for the equity markets. The growth prospects and profitability of our holdings are superior to those of the S&P 500, as indicated by the Portfolio Characteristics table on page 9, yet our performance dur-

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Tax-Efficient Growth Fund

                                     [GRAPH]

Business Services               7%
Retail                          7%
Consumer Discretionary         10%
Consumer Nondurables           10%
All Other                       7%
Financial                      24%
Technology                     18%
Health Care                    17%

Based on net assets as of 8/31/01.


ing a severe bear market was comparable to that of the index. We seek companies with sustainable growth because we believe they make the best long-term investments. Your portfolio represents, in our opinion, some of the world's best companies in terms of sustainable profitability.

Several factors contributed to the fund's outperformance of its Lipper category in the last six months. Our exposure to the weak technology sector is significantly below that of the Lipper Large-Cap Growth Funds Average, and stock selection within the sector was strong, led by semiconductor holdings Altera, Texas Instruments, and Analog Devices. Overall, however, holdings such as EMC, Symbol Technologies, and Cisco Systems were our top detractors as the sector was crushed in the last six months. Overweighting and strong stock selection in consumer nondurable stocks was also a plus.

-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------


                                                  Tax-Efficient
As of 8/31/01                                     Growth Fund        S&P 500
--------------------------------------------------------------------------------
Earnings Growth Rate
Past 5 Years                                             15.7%          13.9%
Estimated Next 5 Years*                                  14.5           14.3
Profitability - Return on
Equity Latest 12 Months                                  25.2           22.5
Dividend Yield on Stocks                                  1.0            1.4
P/E Ratio (Based on Next 12
Months' Estimated Earnings)                              24.9X          21.3X
Market Capitalization (mil)                          51,540.1       55,104.3

* Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.

Representative holdings include Coca-Cola, General Mills, and Kimberly-Clark. Retail stock selections Home Depot and Family Dollar Stores were also strong, and we slightly overweighted the sector. In addition, our lack of exposure to the energy sector helped us avoid that group's weakness.

Performance relative to the S&P 500 can be attributed mostly to overweighting and poor short-term performance in the financial and consumer discretionary sectors. High-quality financial stocks with a strong component of recurring fee income such as Mellon Financial and Northern Trust declined, while more economically sensitive financial stocks did better. Charles Schwab suffered along with the equity markets. We believe select media stocks offer great investment potential given their current weakness, but declines in AOL Time Warner, Viacom, and Clear Channel Communications hurt performance in the consumer discretionary sector.

The fund's tax efficiency ratio (after-tax returns divided by pretax returns) since inception has been 100%. We have made no taxable distributions since the fund commenced operations on July 30, 1999. (In addition, we do not anticipate a capital gain distribution at the end of this year.) Accordingly, our performance versus the benchmarks looks better on an after-tax basis than on a pretax basis. The fund has built up a tax-loss carryforward equivalent to 15.5% of net assets. This can be used in the future to offset capital gains that the fund may incur so that they are not passed on to shareholders.

TAX-EFFICIENT MULTI-CAP GROWTH FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                                                        Since
                                                                    Inception
Periods Ended 8/31/01                                    6 Months    (12/29/00)
--------------------------------------------------------------------------------
Tax-Efficient Multi-Cap
Growth Fund                                               -7.14%         -14.10%
Russell Midcap Growth Index                              -13.89          -24.72

The Tax-Efficient Multi-Cap Growth Fund, the newest and most aggressive of the Tax-Efficient Funds, invests in smaller companies with strong long-term prospects. As shown in the Portfolio Characteristics table on page 11, the anticipated earnings growth rate of our holdings over the next five years is 20%, and their return on equity as of August 31 was nearly 20%.

Your fund returned -7.14% in the last six months and -14.10% since the fund's inception at the end of 2000. Although negative results are always disappointing, the fund outperformed its benchmark significantly in both periods, as shown in the table above, largely because the fund is less aggressive than its benchmark. The portfolio's P/E ratio is lower and its modest dividend yield (0.3%) is slightly higher. In addition, underweighting sectors that traditionally exhibit the greatest volatility helped temper the fund's decline in a negative environment for growth stocks.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Tax-Efficient Multi-Cap Growth Fund


                                     [GRAPH]


                   Consumer Nondurables                  3%
                   Retail                                7%
                   Consumer Discretionary                8%
                   Business Services                    13%
                   All Other                             8%
                   Technology                           30%
                   Financial                            17%
                   Health Care                          14%

Based on net assets as of 8/31/01.

Underweighting the flagging technology sector and favorable results from chip stocks Maxim Integrated Products and National Semiconductor--which were among our best holdings in the last six months--contributed to the fund's outperformance. Our holdings in the business services and consumer discretionary sectors, which we overweighted, performed relatively well. In addition, our lack of exposure to the weak energy sector and our deep underweighting of telecom stocks were beneficial. Underweighting the health care sector hurt relative performance, although stock selection in the sector was strong. Vertex Pharmaceuticals, Gilead Sciences, and ArthroCare were among our top contributors.

-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

                                                  Tax-Efficient       Russell
                                                      Multi-Cap        Midcap
As of 8/31/01                                        Growth Fund   Growth Index
--------------------------------------------------------------------------------
Earnings Growth Rate
Past 5 Years                                                22.7%       25.3%
Estimated Next 5 Years*                                     20.0        21.6
Profitability - Return on
Equity Latest 12 Months                                     19.5        19.0
Dividend Yield on Stocks                                     0.3         0.2
P/E Ratio (Based on Next 12
Months' Estimated Earnings)                                 26.4X       27.1X
Market Capitalization (mil)                              4,485.0     4,682.2

* Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.

Technology remained the fund's largest sector allocation but slipped to 30% of assets in the last six months. This reflects not only the sector's weakness but also our elimination of various companies whose growth prospects deteriorated. Nevertheless, we remain committed to the sector and added a few names that we feel have good potential, including Siebel Systems and Netegrity. This dynamic sector is one in which we emphasize diversification in our holdings.

Financial services was our second-largest sector at 17% of assets, up from 15% six months ago. This was primarily the result of the tech sector's reduced representation in the portfolio; we made very few changes in our financial sector holdings. Representative holdings include Concord EFS and Franklin Resources. Health care and business services were the third- and fourth-largest sectors, at 14% and 13%, respectively. Representative holdings include Invitrogen and WellPoint Health Networks in health care, and Cintas, TMP Worldwide, and Moody's Investors Service in business services.

The fund's tax efficiency since its inception has been 100%. In other words, we have made no taxable distributions since the fund commenced operations at the end of last year. (In addition, we do not anticipate a capital gain distribution at the end of this year.) The fund has built up a tax-loss carryforward equivalent to 11.2% of net assets. This can be used in the future to offset capital gains that the fund may incur so that they are not passed on to shareholders.


OUTLOOK

Stock valuations have become more attractive over the last six months. We believe patient investors with long-term time horizons should consider buying stocks of good companies during periods of uncertainty. The technology sector, after a brutal 18-month slide, finally seems to be bottoming, and we are maintaining reasonable exposure there. The media and pharmaceutical sectors also seem compelling at current levels.

In the municipal bond market, yields have fallen so sharply this year that at times it's been difficult to maintain investor interest--a level typically described as "rate shock." Yet this environment is especially beneficial to municipal bond owners. When Treasury yields decline, municipal yields generally tend to fall more slowly. As a result, municipals are actually providing better after-tax income than Treasuries--even for investors in the lowest tax brackets.

Moving forward, the bond market in general and municipal bonds in particular should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the tragic terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. While the extent of the domestic slowdown is difficult to predict, the Federal Reserve lowered short-term rates again in September and is likely to continue cutting rates until signs of a recovery emerge. We believe that past and prospective rate cuts, along with lower tax rates recently enacted and the working down of business inventories, should set the stage for the economy and the stock market to perform better next year.


Respectfully submitted,

/s/ Hugh D. McGuirk

Hugh D. McGuirk
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund


/s/ Donald J. Peters

Donald J. Peters
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund
Chairman of the Investment Advisory Committee,
Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds

September 21, 2001

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds' investment programs.

T. ROWE PRICE TAX-EFFICIENT FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


SECTOR DIVERSIFICATION

Tax-Efficient Balanced Fund
                                                    Percent of       Percent of
                                                    Net Assets       Net Assets
                                                        2/28/01      8/31/01
Stocks
--------------------------------------------------------------------------------
Technology                                                13%              10%
Financial                                                 11               10
Health Care                                                8                8
Consumer Discretionary                                     3                5
Consumer Nondurables                                       3                4
Retail                                                     3                4
Business Services                                          2                3
Industrial                                                 2                2
All Other                                                  1                1
--------------------------------------------------------------------------------
Total                                                     46%              47%

Bonds and Reserves
--------------------------------------------------------------------------------
Water and Sewer Revenue                                    9%               8%
Dedicated Tax Revenue                                      8                6
General Obligations - State                                6                6
Electric Revenue                                           3                6
Hospital Revenue                                           4                5
General Obligations - Local                                4                4
Air and Sea Transportation Revenue                         3                4
Housing Finance Revenue                                    3                3
Industrial and Pollution Control Revenue                   1                3
All Other                                                 12                7
Reserves                                                   1                1
--------------------------------------------------------------------------------
Total                                                     54%              53%

T. ROWE PRICE TAX-EFFICIENT FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

LARGEST HOLDINGS
Tax-Efficient Balanced Fund

                                                                   Percent of
                                                                   Net Assets
                                                                      8/31/01
Stocks
--------------------------------------------------------------------------------
GE                                                                        1.7%
Pfizer                                                                    1.5
Microsoft                                                                 1.4
Fannie Mae                                                                1.3
Freddie Mac                                                               1.3
Citigroup                                                                 1.3
AOL Time Warner                                                           1.2
Wal-Mart                                                                  1.1
Johnson & Johnson                                                         1.1
Viacom                                                                    1.0
Total                                                                    12.9%

                                                                   Percent of
                                                                   Net Assets
                                                                     8/31/01
Bonds
--------------------------------------------------------------------------------
District of Columbia
General Obligation                                                       3.4%
Georgia State General Obligation                                         2.4
Massachusetts Water
Pollution Abatement                                                      2.3
Baltimore, MD Water Project                                              2.2
New York City Transitional
Financial Authority                                                      2.2
West Virginia State
General Obligation                                                       2.2
Dallas County Utility & Reclamation                                      2.1
Port of Seattle                                                          2.1
Michigan State Hospital
Financial Authority                                                      2.1
Houston Water & Sewer System                                             2.0
Total                                                                   23.0%

T. ROWE PRICE TAX-EFFICIENT FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
Tax-Efficient Growth Fund                                                8/31/01
--------------------------------------------------------------------------------
Freddie Mac                                                               3.6%
GE                                                                        3.4
Fannie Mae                                                                3.3
Pfizer                                                                    3.1
Microsoft                                                                 2.8
--------------------------------------------------------------------------------
Citigroup                                                                 2.8
AOL Time Warner                                                           2.5
American International Group                                              2.5
Johnson & Johnson                                                         2.4
Wal-Mart                                                                  2.1
--------------------------------------------------------------------------------
Merck                                                                     2.0
Clear Channel Communications                                              2.0
Viacom                                                                    1.7
Omnicom                                                                   1.7
McGraw-Hill                                                               1.6
--------------------------------------------------------------------------------
Mellon Financial                                                          1.6
PepsiCo                                                                   1.6
State Street                                                              1.6
Intel                                                                     1.6
Marsh & McLennan                                                          1.5
--------------------------------------------------------------------------------
Home Depot                                                                1.4
American Home Products                                                    1.4
Northern Trust                                                            1.3
First Data                                                                1.3
American Express                                                          1.3
--------------------------------------------------------------------------------
Total                                                                    52.1%


Note: Table excludes reserves.

T. ROWE PRICE TAX-EFFICIENT FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
Tax-Efficient Multi-Cap Growth Fund                                     8/31/01
--------------------------------------------------------------------------------
Maxim Integrated Products                                                 1.0%
Tiffany                                                                   1.0
TMP Worldwide                                                             1.0
Cintas                                                                    0.9
Concord EFS                                                               0.9
--------------------------------------------------------------------------------
Intuit                                                                    0.9
Family Dollar Stores                                                      0.9
Franklin Resources                                                        0.9
Robert Half International                                                 0.8
Invitrogen                                                                0.8
--------------------------------------------------------------------------------
Dollar General                                                            0.8
WPP Group                                                                 0.8
Dollar Tree Stores                                                        0.8
Ecolab                                                                    0.8
VeriSign                                                                  0.8
--------------------------------------------------------------------------------
Moody's                                                                   0.8
Guidant                                                                   0.8
Analog Devices                                                            0.8
Wellpoint Health Networks                                                 0.8
Altera                                                                    0.7
--------------------------------------------------------------------------------
Gilead Sciences                                                           0.7
Eaton Vance                                                               0.7
Omnicom                                                                   0.7
Starbucks                                                                 0.7
Investment Technology Group                                               0.7
--------------------------------------------------------------------------------
Total                                                                    20.5%


Note: Table excludes reserves.

T. ROWE PRICE TAX-EFFICIENT FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------



CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Tax-Efficient Growth Fund

6 Months Ended 8/31/01

Ten Best Contributors
--------------------------------------------------------------------------------
Altera                                                                  2(cent)
Johnson & Johnson                                                       2
Texas Instruments                                                       1
Equifax                                                                 1
Analog Devices                                                          1
Cintas                                                                  1
Nike                                                                    1
Home Depot                                                              1
Bed Bath & Beyond                                                       1
American General                                                        1
--------------------------------------------------------------------------------
Total                                                                  12(cent)

Ten Worst Contributors
--------------------------------------------------------------------------------
EMC                                                                     -6(cent)
Symbol Technologies                                                      6
Cisco Systems                                                            5
Pfizer                                                                   5
Mellon Financial                                                         5
Charles Schwab                                                           5
Merck                                                                    4
AOL Time Warner                                                          4
GE                                                                       4
Oracle                                                                   4
--------------------------------------------------------------------------------
Total                                                                  -48(cent)

12 Months Ended 8/31/01

Ten Best Contributors
--------------------------------------------------------------------------------
Freddie Mac                                                            13(cent)
Fannie Mae                                                             10
AstraZeneca                                                             7
First Data                                                              3
Johnson & Johnson                                                       3
Bed Bath & Beyond                                                       3
Sysco                                                                   2
Wrigley                                                                 2
AMBAC                                                                   2
Equifax                                                                 2
--------------------------------------------------------------------------------
Total                                                                  47(cent)

Ten Worst Contributors
--------------------------------------------------------------------------------
Cisco Systems                                                          -39(cent)
Intel                                                                   30
Oracle                                                                  21
EMC                                                                     20
Corning                                                                 17
Charles Schwab                                                          16
Nortel Networks*                                                        15
Sun Microsystems                                                        15
GE                                                                      13
Altera                                                                  10
--------------------------------------------------------------------------------
Total                                                                 -196(cent)

*Position eliminated

T. ROWE PRICE TAX-EFFICIENT FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Tax-Efficient Multi-Cap Growth Fund

6 Months Ended 8/31/01

Ten Best Contributors
--------------------------------------------------------------------------------
NetIQ                                                                   6(cent)
Maxim Integrated Products                                               4
TriQuint Semiconductor                                                  3
Vertex Pharmaceuticals                                                  3
Gilead Sciences                                                         3
NVIDIA                                                                  2
ArthroCare                                                              2
Certegy                                                                 2
Cintas                                                                  2
National Semiconductor                                                  2
--------------------------------------------------------------------------------
Total                                                                  29(cent)

Ten Worst Contributors
--------------------------------------------------------------------------------
WebTrends                                                               -6(cent)
Symbol Technologies                                                      4
Dallas Semiconductor                                                     4
Comverse Technology                                                      3
Applied Biosystems Group - Applera                                       3
True North Communications                                                3
Internet Security Systems                                                3
MIPS Technologies                                                        3
BEA Systems                                                              3
BMC Software                                                             3
--------------------------------------------------------------------------------
Total                                                                  -35(cent)

T. ROWE PRICE TAX-EFFICIENT FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

TAX-EFFICIENT BALANCED FUND
--------------------------------------------------------------------------------

                                     [CHART]


                 Combined Index        Tax-Efficient         Tax-Efficient
                    Portfolio         Balanced Fund         Balanced Fund
--------------------------------------------------------------------------------
Jun-97                 $10,000             $10,000                $10,000
Aug-97                  10,192              10,233                 10,233
Aug-98                  11,107              11,170                 11,170
Aug-99                  13,121              13,435                 13,435
Aug-00                  14,638              16,106                 16,106
Aug-01                  13,534              14,364                 14,364




TAX-EFFICIENT GROWTH FUND
--------------------------------------------------------------------------------

                                     [CHART]

                                                                  Tax-Efficient
                                     S&P 500        Lipper         Growth Fund
--------------------------------------------------------------------------------
7/30/99                              $10,000       $10,000          $10,000
8/31/00                               11,574        13,843           12,620
8/31/01                                8,751         7,953            9,200

T. ROWE PRICE TAX-EFFICIENT FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


TAX-EFFICIENT MULTI-CAP GROWTH FUND
--------------------------------------------------------------------------------

                                     [GRAPH]


               Russell Midcap        Tax-Efficient              Tax-Efficient
                Growth Index     Multi-cap Growth Fund     Multi-cap Growth Fund
--------------------------------------------------------------------------------
12/29/00            10,000            10,000                      10,000
 8/31/01             7,528             8,590                       8,590



------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since       Inception
Periods Ended 8/31/01                   1 Year   3 Years    Inception      Date
--------------------------------------------------------------------------------
Tax-Efficient Balanced Fund            -10.81%     8.75%      9.07%      6/30/97
Tax-Efficient Growth Fund              -27.83*       --      -3.92       7/30/99
Tax-Efficient Multi-Cap Growth Fund        --        --     -14.10      12/29/00

* Adjusted to reflect a 1% redemption fee on shares held less than two years. Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.


[LOGO] T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         C119-051 8/31/01 D